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                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                 WAREHOUSE NOTE PURCHASE AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED WAREHOUSE NOTE PURCHASE AND SECURITY AGREEMENT, dated as of June 29, 2004 (this "AMENDMENT") is by and among NHELP-III, Inc. as Issuer (the "ISSUER"); DELAWARE FUNDING COMPANY, LLC, successor to Delaware Funding Corporation, as Note Purchaser ("DFC"), PARK AVENUE RECEIVABLES COMPANY, LLC, successor to Park Avenue Receivables Corporation ("PARCO"), THREE RIVERS FUNDING CORPORATION, as Note Purchaser ("TRFC," and together with DFC and PARCO, the "NOTE PURCHASERS"); JPMORGAN CHASE BANK, as DFC Agent, PARCO Agent and Administrative Agent (in such capacities, the "DFC AGENT", "PARCO AGENT" and the "ADMINISTRATIVE AGENT", respectively); MELLON BANK, N.A. as TRFC Agent (the "TRFC AGENT") and amends and supplements the Amended and Restated Warehouse Note Purchase and Security Agreement, dated as of March 1, 2004 (as amended through the date hereof, the "AGREEMENT"), by and among the parties hereto and Wells Fargo Bank, National Association, as successor eligible lender and successor Trustee (the "TRUSTEE"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

     WHEREAS, the parties to the Agreement have agreed to amend and supplement certain provisions in the Agreement as set forth herein; and

     WHEREAS, pursuant to Section 10.01 of the Agreement, the parties to the Agreement are permitted to amend the Agreement in writing without the written agreement of the Trustee, if not affected thereby.

     NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties to this Amendment agree as follows:

     SECTION 1. AMENDMENTS.

          (a) Section 1.01 is hereby amended by inserting the following definition in the appropriate alphabetical order:

               "EXTRAORDINARY NOTE PURCHASES" means Note Purchases made on or before August 13, 2004 pursuant to Section 2.02(e) hereof in an amount identified by the Issuer by written notice delivered in accordance with, and in the form required by, Section 2.02 of this Agreement, which Note Purchases shall be, in the aggregate, a principal amount not to exceed $100,000,000.

          (b) The definition of "Facility Limit" in Section 1.01 is hereby amended by inserting the following before the period at the end thereof:

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          ; PROVIDED, FURTHER, that commencing on June 29, 2004 and ending on the date when the Extraordinary Note Purchases (and any Rollover Note Purchase related thereto) are repaid in full, the Facility Limit shall be increased for all purposes hereunder by the amount of the then-outstanding amount of the Extraordinary Note Purchases (and any Rollover Note Purchase related thereto), as the same may decrease from time to time.

          (c)  The last sentence of the definition of "PRO RATA SHARE" in
     Section 1.01 is hereby amended as follows:

               As of the date of this Agreement, the Pro Rata Share of the DFC Agent shall be a fraction (expressed as a percentage), the numerator of which is 125 and the denominator of which is 450, the Pro Rata Share of the PARCO Agent shall be a fraction (expressed as a percentage), the numerator of which is 125 and the denominator of which is 450, and the Pro Rata Share of TRFC shall be a fraction (expressed as a percentage), the numerator of which is 200 and the denominator of which is 450; PROVIDED, HOWEVER, that with respect to Extraordinary Note Purchases (and any Rollover Note Purchase related thereto), the pro rata share of the DFC Agent shall be 50.0%, the pro rata share of the PARCO Agent shall be 50.0% and the pro rata share of the TRFC Agent shall be 0.0%.

          (d) Article VII is hereby amended by inserting (i) the word "or" following the semicolon at the end of clause (p) thereof, and (ii) the following new clause following clause (q):

               (q) the Extraordinary Note Purchases are not repaid in full by the Issuer on or before the Settlement Date in September 2004;

          (e) Section 2.02 is hereby amended by inserting a new paragraphs (e) and (f) at the end of such section, which shall read as follows:

               (e) On the terms and conditions set forth herein, DFC and PARCO each agrees to make, and the DFC Agent and the PARCO Agent may each in its sole discretion make, the Extraordinary Note Purchases on or before August 13, 2004. The Maturity Date of the Extraordinary Note Purchases shall be the Settlement Date in September 2004.

               (f) Notwithstanding the provisions of Section 2.05(c)(iii), for so long as any portion of the Extraordinary Note Purchases remain unpaid by the Issuer on or after the Settlement Date in September 2004, any Principal and Yield due or accrued on the Note Purchases or the Extraordinary Note Purchases on any Settlement Date will be payable not later than 1:00 p.m. (New York time) on such Settlement Date as follows:

               FIRST, to the Holders and amount equal to accrued and unpaid Yield on all outstanding Notes;

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               SECOND, (i) so long as (1) no Event of Default pursuant to any of clauses (a) through (p) of Article VII or Termination Date pursuant to clause (q) of Article VII has occurred and is continuing, (2) no event has occurred (or is anticipated to occur after giving effect to the payments to be made on such Settlement
               Date) that with the giving of notice or passage of time or both would result in an Event of Default pursuant to any of clauses
               (a) through (p) of Article VII, and (3) all of the conditions to a Rollover Note Purchase with respect to maturing Notes (other than those associated with the Extraordinary Note Purchases) on such Settlement Date have been satisfied (the failure to satisfy the terms of any of clauses (1), (2) or (3), a "SECTION 2.02(f) EVENT"), to DFC or a DFC Liquidity Provider and to PARCO or a PARCO Liquidity Provider, as applicable, an amount of principal necessary to repay the outstanding principal of the Notes associated with the Extraordinary Note Purchases or (ii) if a
               Section 2.02(f) Event has occurred and is continuing, to each Holder pro rata based on its share of the outstanding Notes (determined as the percentage equivalent of a fraction, the numerator of which is the aggregate principal amount of all Notes held by such Holder and the denominator is the aggregate principal amount of all Notes), an amount of principal necessary to repay the outstanding principal of the Notes; and

               THIRD, to the Holders an amount of principal, net of any Rollover Note Purchases, necessary to repay the outstanding principal of the Notes and all other Obligations.

     SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of this Amendment were set forth in the Agreement.

     SECTION 3. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the following conditions precedent: (a) this Amendment has been duly executed and delivered by each of the parties listed on the signature pages hereto; and (b) the parties to each of the DFC Asset Purchase Agreement and the PARCO Asset Purchase Agreement shall execute and deliver an amendment to such agreement to increase the maximum liquidity purchase thereunder, by an amount necessary to give effect to the Extraordinary Note Purchases.

     SECTION 4. PRIOR UNDERSTANDINGS. This Amendment sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, written or oral.

     SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when

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executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

     SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                    DELAWARE FUNDING COMPANY, LLC,
                                       as Note Purchaser

                                    By JPMorgan Chase Bank, as attorney-in-fact for Delaware Funding Company, LLC


                                    By:  /s/ Bradley S. Schwartz
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    PARK AVENUE RECEIVABLES
                                       COMPANY, LLC, as Note Purchaser


                                    By:  /s/ Andrew L. Stidd
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    THREE RIVERS FUNDING CORPORATION,
                                       as Note Purchaser


                                    By:  /s/ Bernard J. Angelo
                                       -----------------------------------------
                                    Name:
                                    Title:

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                                    JPMORGAN CHASE BANK,
                                       as DFC Agent and PARCO Agent


                                    By:  /s/ Sara Graff
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    JPMORGAN CHASE BANK,
                                       as Administrative Agent


                                    By:  /s/ Sara Graff
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    MELLON BANK, N.A., as TRFC Agent


                                    By:  /s/ Stephen Cobain
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    NHELP-III, as Issuer


                                    By   /s/ Terry J. Heimes
                                       -----------------------------------------
                                    Name:
                                    Title:

     cc: Wells Fargo Bank, National Association, as Trustee